UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 7, 2014


                          SYNERGY RESOURCES CORPORATION
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                       None                  20-2835920
  ------------------------        ------------------       ----------------
(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                          Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073


                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     On July 7, 2014 the Company entered into a turn-key drilling contract with Ensign Drilling Company of North America for a third automated drilling rig which will be used to drill a minimum of eight horizontal wells on the Company's Wiedeman lease. The Company has the option to retain the rig on a pad by pad basis going forward. The Company estimates the cost to drill and complete these eight wells will range from $7,200,000 to $10,000,000.

     The Company has also extended its turn-key drilling contract with Ensign for Rig #134 through December 31st, 2014. Ensign Rig #131 remains under its original contract terms with the Company through the end of 2014.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 8, 2014

                                     SYNERGY RESOURCES CORPORATION


                                   By:/s/ Frank L. Jennings
                                      ---------------------------------------
                                      Frank L. Jennings, Principal Financial
                                      Officer